Prospectus supplement	July 21, 2010

Putnam Absolute Return 100 Fund	Putnam Equity Income Fund

Putnam Absolute Return 300 Fund	The Putnam Fund for Growth and Income

Putnam Absolute Return 500 Fund	The George Putnam Fund of Boston

Putnam Absolute Return 700 Fund	Putnam Income Fund

Putnam American Government Income Fund	Putnam New York Tax Exempt Income Fund

Putnam AMT-Free Municipal Fund	Putnam Tax Exempt Income Fund

Putnam Asset Allocation: Balanced Portfolio	Putnam U.S. Government Income Trust

Putnam Asset Allocation: Conservative Portfolio

Putnam Asset Allocation: Growth Portfolio

Putnam California Tax Exempt Income Fund

Putnam Diversified Income Trust

In the prospectus for each fund listed above, the sections Fund summary or Fund summaries, How do I sell or exchange fund shares?, and Policy on excessive short-term trading are supplemented to reflect that shares of the fund purchased on or after August 2, 2010 are not subject to the 1% short-term trading fee (also known as a redemption fee) described in the prospectus.

PUTNAM INVESTMENTS	262898 7/10